UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
July 28, 2008
Date of Report (Date of Earliest Event Reported)
FTD Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-32425 (Commission File Number)	87-0719190 (I.R.S. Employer Identification Number)
3113 Woodcreek Drive
Downers Grove, Illinois 60515-5420
(Address of principal executive offices, including zip code)
(630) 719-7800
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.	REGULATION FD
On July 28, 2008, FTD Group, Inc. (“FTD”) announced that its wholly owned subsidiary FTD, Inc. (“FTDI”) commenced a cash tender offer for any and all of the $170,117,000 aggregate outstanding principal amount of FTDI’s 7.75% Senior Subordinated Notes due 2014. A copy of the press release is attached as Exhibit 99.1 and is incorporated by reference herein. The tender offer is being conducted in connection with, and is conditioned on, among other things, the consummation of the pending acquisition of FTD by United Online, Inc.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits.

Exhibit 99.1	Press Release dated July 28, 2008 of FTD Group, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 29, 2008	FTD GROUP, INC. (registrant)

	By: Name:	/s/ MICHAEL J. SOENEN Michael J. Soenen
	Title:	PRESIDENT AND CEO

Exhibit Index

Exhibit 99.1	Press Release dated July 28, 2008 of FTD Group, Inc.